 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

iMine Corporation
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

488 NE 18th Street, #2307

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On March 24, 2022, shareholders holding over half of the outstanding common stock approved a shareholder resolution to amend and restate the Articles of Incorporation. On March 28, 2022, the Company filed a preliminary information statement with the SEC, disclosing the action and the changes to the Company’s Articles of Incorporation. It is anticipated that the Amended and Restated Articles will become effective on the date that the Amended and Restated Articles are filed with the Nevada Secretary of State, which will be no earlier than the 20th day following the date on which the Company’s Information Statement is mailed to the Stockholders of Record.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 24, 2022, stockholders holding a majority of the Company’s outstanding voting capital stock approved the following corporate actions: (i) to reverse stock split the outstanding shares of common stock, par value $0.001, of the Company at a ratio of one-for-125, whereby every 125 pre-reverse stock split shares of Common Stock shall automatically convert into one post-reverse stock split share of Common Stock, without changing the $0.001 par value or the authorized number of our Common Stock, and (ii) to adopt Amended and Restated Articles of Incorporation to amend our Articles of Incorporation.

The corporate actions were approved on March 24, 2022, by Jose Maria Eduardo Gonzales Romero, a stockholder holding 38,023,867 shares of Common Stock, which represents approximately 47.2% of the voting power of the outstanding capital stock of the Company, and another shareholder owning 4,379,415 common shares, or approximately 5.9% of the voting power. The actions were approved by written consent in accordance with Nevada Revised Statutes.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation

2

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMine Corporation

Date: March 29, 2022	By:	/s/ Jose Maria Eduardo Gonzales Romero
Jose Maria Eduardo Gonzalez Romero
Its: Chief Executive Officer

3